UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 5, 2023

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2023, Entergy Corporation (“Entergy” or the “Company”) held its 2023 Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, Entergy’s shareholders, upon the recommendation of the Board of Directors (the “Board”), approved an amendment (the “Plan Amendment”) to the 2019 Entergy Corporation Omnibus Incentive Plan (the “Plan”) to increase the aggregate number of shares available for grant or award under the Plan and also to extend the term of the Plan.
The Plan initially reserved 7,300,000 shares of Common Stock. The Plan Amendment will increase the aggregate number of shares available for grant or award under the Plan by 4,900,000 shares. As a result, the total amount of Common Stock authorized for issuance under the Plan will be 12,200,000.
The Plan initially provided that no award may be granted under the Plan after February 1, 2029. The Plan Amendment will extend the term of the Plan by approximately four years to provide that Awards may be granted under the Plan until January 27, 2033.
A more detailed summary of the Plan and the reasons for the Amendment can be found in Entergy’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) under the heading “Proposal 5 - Amendment to the 2019 Entergy Corporation Omnibus Incentive Plan,” which was filed with the Securities and Exchange Commission (“SEC”) on March 24, 2023. The foregoing description of the Plan Amendment is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as an exhibit to this current report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders: 1) elected the 12 directors nominated by the Company’s Board of Directors to serve until the 2024 Annual Meeting of Shareholders and until their successors are elected and qualified; 2) ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2023; 3) approved an advisory resolution to approve named executive officer compensation; 4) approved an advisory resolution to hold future advisory votes on named executive officer compensation every year; 5) approved an amendment to the 2019 Entergy Corporation Omnibus Incentive Plan; and 6) approved an amendment to Entergy’s Restated Certificate of Incorporation to include the exculpation of officers. The proposals are further described in Entergy’s Proxy Statement.

The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company's shareholders.

Proposal 1 – Election of Directors

Nominee	Voted For	Voted Against	Abstentions	Broker Non-Votes
Gina F. Adams	172,841,203	1,035,404	390,659	13,395,163
John H. Black	173,256,900	629,388	380,978	13,395,163
John R. Burbank	172,838,122	1,064,182	364,962	13,395,163
Patrick J. Condon	172,336,524	1,558,124	372,618	13,395,163
Kirkland H. Donald	173,193,116	726,175	347,975	13,395,163
Brian W. Ellis	171,307,508	2,606,780	352,978	13,395,163
Philip L. Frederickson	172,892,222	983,692	391,352	13,395,163
M. Elise Hyland	172,863,361	1,047,888	356,017	13,395,163
Stuart L. Levenick	161,496,529	12,406,973	363,764	13,395,163
Blanche L. Lincoln	170,106,800	3,743,591	416,875	13,395,163
Andrew S. Marsh	167,395,528	5,927,915	943,823	13,395,163
Karen A. Puckett	170,243,076	3,690,384	333,806	13,395,163

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants for 2023

Voted For	Voted Against	Abstentions
180,086,726	7,256,087	319,616

Proposal 3 –    Advisory Vote on Named Executive Officer Compensation

Voted For	Voted Against	Abstentions	Broker Non-Votes
165,266,411	8,397,800	603,055	13,395,163

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
171,856,387	274,884	1,532,090	603,905	13,395,163

Consistent with the recommendation of the Board and the votes of Entergy’s shareholders, Entergy intends to hold future advisory votes on the compensation of its named executive officers (or “Say-On-Pay”) annually until it next holds an advisory vote on the frequency of Say-On-Pay votes as required under SEC rules.

Proposal 5 – Approval of an Amendment to the 2019 Entergy Corporation Omnibus Incentive Plan

Voted For	Voted Against	Abstentions	Broker Non-Votes
165,695,465	7,925,884	645,917	13,395,163

Proposal 6 – Approval of an Amendment to Entergy’s Restated Certificate of
Incorporation to Include Exculpation of Officers

Voted For	Voted Against	Abstentions	Broker Non-Votes
146,903,498	26,475,880	887,888	13,395,163

Item 8.01 Other Events.

At the Annual Meeting, an amendment to Entergy’s Restated Certificate of Incorporation was approved by the Company’s shareholders to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (the “Charter Amendment”).
A more detailed summary of the scope and the reasons for the Charter Amendment can be found in Entergy’s Proxy Statement under the heading “Proposal 6 – Approval of an Amendment to Entergy’s Restated Certificate of Incorporation to Include the Exculpation of Officers.” The Company filed a Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 9, 2023. The aforementioned description of the Charter Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1(i)	Certificate of Amendment to the Restated Certificate of Incorporation, dated May 9, 2023.
99.1	2019 Entergy Corporation Omnibus Incentive Plan filed as Appendix B to Entergy’s Definitive Proxy Statement filed with the SEC on March 22, 2019 and incorporated herein by reference.
99.2	Amendment No. 1 to 2019 Entergy Corporation Omnibus Incentive Plan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: May 10, 2023

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